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                                                                      Exhibit 4

                                              Specimen Common Stock Certificate


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                                                     Specimen stock certificate

Number                                                                   Shares

                          EAST RIDGE BANCSHARES, INC.
             Incorporated under the laws of the State of Tennessee

        THIS CERTIFIES THAT________________Is the owner of ________

           Shares of the Capital Stock of East Ridge Bancshares, Inc.

                  transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed.

           IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and so to be sealed with the Seal of the Corporation this _____ day of _____ A.D. ____.

SEAL

/s/                                                          /s/
  ------------                                                  ------------
  President                                                     Secretary

[Reverse Side of Certificate]

                                  CERTIFICATE
                                      FOR

                                     SHARES
                                     OF THE
                                 CAPITAL STOCK

                          EAST RIDGE BANCSHARES, INC.

                                   ISSUED TO

                                     DATED

FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto___________________________________________________________________________
 Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably consitute and appoint_________________________________________________________________________
to transfer the said Stock oN the books of the within named Corporation with full power of substitution in the premises

Dated
In presence of

Notice: The signature of this assignment must correspond with the name as written upon the face of the certificate in every particular, wihout alteration or enlargement or any change whatever.